Post Employment Benefits - Summary of Defined Benefit Amounts Recognized in Balance Sheet (Detail) - EUR (€) € in Thousands	Dec. 31, 2018	Dec. 31, 2017
Disclosure of net defined benefit liability (asset) [abstract]
Present value of funded obligations	€ 1,838	€ 1,705
Fair value of plan assets	(1,706)	(1,500)
Deficit of funded plans	131	204
Total deficit of defined benefit pension plans	131	204
Liability in the balance sheet	€ 131	€ 204